    UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): February 28, 2009

CARDIMA, INC.

(Exact name of registrant as specified in charter)

Delaware	000-22419	94-3177883
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)

47266 Benicia Street, Fremont, California, 94538

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (510) 354-0300

Copies to:

Richard A. Friedman, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement
Item 3.02         Unregistered Sales of Equity Securities

On February 28, 2009, Cardima, Inc. (the “Company”) entered into a subscription with an accredited investor for the sale of 18,518,518 shares of the Company’s common stock and a warrant to purchase 5,555,555 shares of the Company’s common stock. The transaction closed on February 28, 2009. The warrant is exercisable at a price of $1.25 per share and is exercisable commencing 6 months after the date of issuance. The warrant expires on February 28, 2014 and is subject to a forced exercise at a price of $1.08 per share provided that: (a) the average closing bid price of the Company’s common stock is and has been greater than $1.58 for 15 consecutive trading days; and (b) the shares underlying the warrant are subject to a current registration statement. The shares were sold at a price of $1.08 per share or gross proceeds of $20,000,000. The Company paid expenses of $80,000 in connection with the offering.

The above offering was made solely to “accredited investors,” as that term is defined in Regulation D under the Securities Act. The securities sold in the offering were not registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) and/or Regulation S under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering.

APIX International Ltd. (“APIX”) acted as placement agent for the transaction. APIX is owned by Robert Cheney, who is also our Chief Executive Office and a Director. The Company’s legal counsel in connection with this transaction was Sichenzia Ross Friedman Ference LLP.

Item 7.01         Regulation FD Disclosure.

On March 3, 2009, the Company issued a press release concerning the foregoing. A copy of such press release is being furnished as Exhibit 99.1 to this current report on Form 8-K.

The information in this Item 7.01 of this current report on Form 8-K, together with the information in Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information shall not be deemed incorporated by reference into any registration statement or other document filed with the SEC.

Item 9.01         Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press Release issued on March 3, 2009.

10.1	Form of Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIMA, INC.

Date: March 4, 2009	By:	/s/ Paul Cheng
Name: Paul Cheng
Chief Accounting Officer